UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 11, 2025 (March 6, 2025)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 6, 2025, H. Lynn Moore, Jr., President and Chief Executive Officer of Tyler Technologies, Inc. (“Tyler”), entered into a Rule 10b5-1 trading plan (the “Plan”) with a brokerage firm to sell up to 42,000 shares of Tyler common stock to be acquired upon the contemporaneous exercise of vested stock options. These options were granted as part of a 2018 grant to Mr. Moore, of which 85,000 total option shares remain. The grant expires in February 2028.
Trading under the Plan will not begin until June 10, 2025. Mr. Moore’s Plan is part of an individual long-term asset diversification, tax, and financial planning strategy, under which Mr. Moore considers, among other factors, grant expiration dates. The Plan was prepared in accordance with Tyler’s insider trading policy.
The Plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934 and Tyler’s insider trading policy. Rule 10b5-1 permits individuals, who have determined in good faith that they are not in possession of material, nonpublic information, to establish prearranged written stock trading plans under specific conditions and for specific periods of time. Subsequent receipt by the individual of material, nonpublic information will not prevent prearranged transactions under a Rule 10b5-1 plan from being executed.
Pursuant to the Plan, the brokerage firm may sell 5,250 shares for each of eight monthly trading periods. The eight trading periods begin on each of June 10, July 10, August 10, September 10, October 10, November 10, and December 10, 2025, and January 10, 2026. Pursuant to the Plan, the brokerage firm will execute each monthly sale order using a volume weighted average price algorithm. The Plan terminates no later than February 9, 2026. Mr. Moore will have no control over the timing of stock sales under the Plan; however, the brokerage firm will not sell any shares at any price below $575.00 per share. A monthly order that does not fill at that price will carry over to the next month, when a new monthly order will also be added, until the Plan terminates on February 9, 2026. Any transactions under the Plan will be reported by Mr. Moore through individual Form 4 filings with the Securities and Exchange Commission.
Mr. Moore continues to be subject to Tyler’s stock ownership guidelines, pursuant to which he is required to hold Tyler common stock equal in value to at least six times his base salary. Upon conclusion of each monthly transaction under the Plan, Mr. Moore will continue to satisfy the requirements of Tyler’s stock ownership guidelines.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 104	Cover Page Interactive Data File (embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
March 11, 2025	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)